Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”), dated as of December 13, 2013, amends that certain Amended and Restated Credit Agreement dated as of March 27, 2013 (the “Credit Agreement”), by and among KOPPERS INC., a Pennsylvania corporation (the “Borrower”), the GUARANTORS (as defined in the Credit Agreement), the LENDERS (as defined in the Credit Agreement), and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WITNESSETH:

WHEREAS, Borrower has requested the Lenders to increase their Revolving Credit Commitments by an aggregate amount of $50,000,000 in accordance with Section 2.11 of the Credit Agreement, and the Increasing Lenders have agreed to such increases as described in this Amendment. Capitalized terms not otherwise defined in this Amendment have the meanings given to them in the Credit Agreement.

WHEREAS, the Borrower also has requested (i) that the Lenders allow for additional increases in the Revolving Credit Commitments in excess of $350,000,000, and (ii) the Lenders agree to modify the covenant with respect to permitted guaranties under the Credit Agreement, and the Lenders have agreed to the foregoing, subject to the terms set forth in this Amendment.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

1. Recitals. The foregoing recitals are true and correct and incorporated herein by reference.

2. Amendments to Credit Agreement.

(a) Section 1.1 [Defined Terms]. The following new defined terms are hereby inserted in Section 1.1 of the Credit Agreement in alphabetical order:

“First Amendment shall mean the First Amendment to Amended and Restated Credit Agreement, dated as of December 13, 2013.”

“First Amendment Effective Date shall mean the date upon which the First Amendment became effective pursuant to its terms.”

(b) Section 2.11 [Increase in Revolving Credit Commitments] of the Credit Agreement is hereby amended and restated as follows:

“2.11 Increase in Revolving Credit Commitments.

2.11.1 Increasing Lenders and New Lenders. The Borrower may, at any time from and after the First Amendment Effective Date and prior to the Expiration Date, but not more often than two (2) times during the term of this Agreement, request that (1) the current Lenders increase their Revolving Credit Commitments (any current Lender which elects to increase its Revolving Credit Commitment shall be referred to as an “Increasing Lender”) or (2) one or more new lenders reasonably satisfactory to the Borrower and the Administrative Agent (each a “New Lender”) join this Agreement and provide a Revolving Credit Commitment hereunder, subject to the following terms and conditions:

(i) No Obligation to Increase. No current Lender shall be obligated to increase its Revolving Credit Commitment and any increase in the Revolving Credit Commitment by any current Lender shall be in the sole discretion of such current Lender.

(ii) Defaults. There shall exist no Events of Default or Potential Default on the effective date of such increase after giving effect to such increase.

(iii) Aggregate Revolving Credit Commitments. The aggregate amount of such additional increases shall not exceed $100,000,000, and after giving effect to such increase, the total Revolving Credit Commitments shall not exceed $450,000,000.

(iv) Resolutions; Opinion. The Loan Parties shall deliver to the Administrative Agent on or before the effective date of such increase the following documents in a form reasonably acceptable to the Administrative Agent: (1) certifications of their corporate secretaries with attached resolutions certifying that the increase in the Revolving Credit Commitment has been approved by such Loan Parties, and (2) an opinion of counsel addressed to the Administrative Agent and the Lenders addressing the authorization and execution of the Loan Documents by, and enforceability of the Loan Documents against, the Loan Parties.

(v) Notes. The Borrower shall execute and deliver (1) to each Increasing Lender a replacement revolving credit Note reflecting the new amount of such Increasing Lender’s Revolving Credit Commitment after giving effect to the increase (and the prior Note issued to such Increasing Lender shall be deemed to be terminated) and (2) to each New Lender a revolving credit Note reflecting the amount of such New Lender’s Revolving Credit Commitment.

(vi) Increasing Lenders. Each Increasing Lender shall confirm its agreement to increase its Revolving Credit Commitment pursuant to an acknowledgement in a form acceptable to the Administrative Agent, signed by it and the Borrower and delivered to the Administrative Agent at least five (5) days before the effective date of such increase.

(vii) New Lenders—Joinder. Each New Lender shall execute a lender joinder in substantially the form of Exhibit 2.11 pursuant to which such New Lender shall join and become a party to this Agreement and the other Loan Documents with a Revolving Credit Commitment in the amount set forth in such lender joinder.

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2.11.2 Treatment of Outstanding Loans and Letters of Credit.

(i) Repayment of Outstanding Loans; Borrowing of New Loans. On the effective date of such increase, the Borrower shall repay all Loans then outstanding, subject to the Borrower’s indemnity obligations under Section 5.10 [Indemnity]; provided that it may borrow new Loans with a Borrowing Date on such date. Each of the Lenders shall participate in any new Loans made on or after such date in accordance with their respective Ratable Shares after giving effect to the increase in Revolving Credit Commitments contemplated by this Section 2.11.

(ii) Outstanding Letters of Credit. Repayment of Outstanding Loans; Borrowing of New Loans. On the effective date of such increase, each Increasing Lender and each New Lender (i) will be deemed to have purchased a participation in each then outstanding Letter of Credit equal to its Ratable Share of such Letter of Credit and the participation of each other Lender in such Letter of Credit shall be adjusted accordingly and (ii) will acquire, (and will pay to the Administrative Agent, for the account of each Lender, in immediately available funds, an amount equal to) its Ratable Share of all outstanding Participation Advances.”

(c) Subsection (iii) of Section 8.2.1 [Indebtedness] of the Credit Agreement is hereby amended and restated as follows:

“(iii) Indebtedness of a Loan Party to another Loan Party which is subordinated in accordance with the provisions of Section 8.1.12 [Subordination of Intercompany Loans], and Indebtedness of Foreign Subsidiaries to the Loan Parties and their Subsidiaries to the extent permitted under Section 8.2.4(vi);”

(d) Schedule 1.1(B) [Commitments of Lenders and Addresses for Notices] to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Schedule 1.1(B).

3. Conditions Precedent. The Borrower, the Guarantors and the Lenders acknowledge that this Amendment shall not be effective until the date each of the following conditions precedent has been satisfied (such date is referred to herein as the “Effective Date”):

(a) The Borrower, the Guarantors, the Increasing Lenders, the Required Lenders, and the Administrative Agent shall have executed, and delivered to the Administrative Agent, this Amendment;

(b) The Borrower shall have delivered to the Administrative Agent a closing certificate dated the Effective Date certifying to the accuracy of representations and warranties, compliance with covenants and conditions and absence of any Potential Default or Event of Default under the Credit Agreement;

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(c) The Borrower shall have delivered to the Administrative Agent for the benefit of each Lender a certificate dated the Effective Date and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to:

(i) all action taken by each Loan Party in connection with this Amendment and the other Loan Documents;

(ii) the names of the officer or officers authorized to sign this Amendment and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of each Loan Party for purposes of this Amendment and the true signatures of such Authorized Officers, on which the Administrative Agent and each Lender may conclusively rely; and

(iii) copies of its organizational documents, including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, and limited liability company agreement as in effect on the date of this Amendment, certified by the corporate secretary of other appropriate officer, or alternatively, a certification by such corporate secretary or other appropriate officer that such documents remain unchanged and in full force and effect since the time of the certification provided to the Administrative Agent and the Lenders on March 27, 2013;

(d) Since December 31, 2012, no Material Adverse Change shall have occurred with respect to the Borrower or any of the Guarantors;

(e) No default or event of default shall have occurred or will occur under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which any Loan Party or Subsidiary of any Loan Party may be obligated as a borrower or guarantor as a result of and after giving effect to the transactions contemplated by this Amendment;

(f) The Borrower shall have executed and delivered to the Administrative Agent, for further delivery to the applicable Lenders, a replacement Revolving Credit Note in the stated principal amount of each Increasing Lender’s Revolving Credit Commitment set forth on Schedule 1.1(B), as amended and restated pursuant to this Amendment.

(g) The Borrower and the Guarantors shall have obtained all approvals and consents necessary to consummate the transactions contemplated by this Amendment;

(h) The Borrower shall have paid to the Administrative Agent all fees required to be paid in connection with this Amendment, and the Borrower shall have reimbursed the Administrative Agent all fees and expenses, including without limitation, attorneys’ fees, for which the Administrative Agent is entitled to be reimbursed; and

(i) All legal details and proceedings in connection with the transactions contemplated by this Amendment and all other Loan Documents to be delivered to the Lenders shall be in form and substance reasonably satisfactory to the Administrative Agent.

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4. Incorporation into Credit Agreement. This Amendment shall be incorporated into the Credit Agreement by this reference.

5. Full Force and Effect. Except as expressly modified by this Amendment, all of the terms, conditions, representations, warranties and covenants of the Credit Agreement and the other Loan Documents are true and correct and shall continue in full force and effect without modification, including without limitation, all liens and security interests securing the Borrower’s indebtedness to the Lenders and all Guaranty Agreements executed and delivered by the Guarantors. The Loan Parties acknowledge and agree that such liens and security interests and guaranty obligations extend to the increased amount of the Obligations which result from the increase of the Revolving Credit Commitments pursuant to this Amendment, and no novation with respect to the Indebtedness of the Loan Parties to the Lender and their Affiliates is intended or shall result from such increase.

6. Reimbursement of Expenses. The Borrower unconditionally agrees to pay and reimburse the Administrative Agent and save the Administrative Agent harmless against liability for the payment of reasonable out-of-pocket costs, expenses and disbursements, including without limitation, fees and expenses of counsel incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Amendment and all other documents or instruments to be delivered in connection herewith.

7. Counterparts. This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

8. Entire Agreement. This Amendment sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

9. Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

[SIGNATURE PAGES FOLLOW]

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[SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this First Amendment as of the day and year first above written.

KOPPERS INC.

By:	/s/ Louann E. Tronsberg Deihle
Name:	Louann E. Tronsberg Deihle
Title:	Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

KOPPERS HOLDINGS INC.

By:	/s/ Louann E. Tronsberg Deihle
Name:	Louann E. Tronsberg Deihle
Title:	Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

KOPPERS WORLD-WIDE VENTURES CORPORATION

By:	/s/ Louann E. Tronsberg Deihle
Name:	Louann E. Tronsberg Deihle
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

KOPPERS DELAWARE, INC.

By:	/s/ Louann E. Tronsberg Deihle
Name:	Louann E. Tronsberg Deihle
Title:	Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

KOPPERS ASIA LLC

By:	/s/ Louann E. Tronsberg Deihle
Name:	Louann E. Tronsberg Deihle
Title:	Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

KOPPERS CONCRETE PRODUCTS, INC.

By:	/s/ Louann E. Tronsberg Deihle
Name:	Louann E. Tronsberg Deihle
Title:	Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

CONCRETE PARTNERS, INC.

By:	/s/ Louann E. Tronsberg Deihle
Name:	Louann E. Tronsberg Deihle
Title:	Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

KOPPERS VENTURES LLC

By:	/s/ Louann E. Tronsberg Deihle
Name:	Louann E. Tronsberg Deihle
Title:	Treasurer & Assistant Secretary

[SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/ Tracy J. DeCock
Name:	Tracy J. DeCock
Title:	Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

CITIZENS BANK OF PENNSYLVANIA, individually and as Syndication Agent

By:	/s/ Carl S. Tabacjar, Jr.
Name:	Carl S. Tabacjar, Jr.
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A.,
individually and as Documentation Agent

By:	/s/ Beth A. Henry
Name:	Beth A. Henry
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, N.A., individually and as Syndication Agent

By:	/s/ J. Barrett Donovan
Name:	J. Barrett Donovan
Title:	Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

FIRST COMMONWEALTH BANK, individually and as Syndication Agent

By:	/s/ Joe Hynds
Name:	Joe Hynds
Title:	Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

FIFTH THIRD BANK

By:	/s/ Michael S. Barnett
Name:	Michael S. Barnett
Title:	Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Mustafa I.A. Kahn
Name:	Mustafa Khan
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

FIRST NATIONAL BANK OF PENNSYLVANIA

By:	/s/ Dennis F. Lennon
Name:	Dennis F. Lennon
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK

By:	/s/ Michael Kiss
Name:	Michael Kiss
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

TRISTATE CAPITAL BANK

By:	/s/ Paul J. Oris
Name:	Paul J. Oris
Title:	Senior Vice President

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 1 - Commitments of Lenders and Addresses for Notices to Lenders

Lender		Amount of Commitment for Revolving Credit Loans	Commitment	Ratable Share

Name:	PNC Bank, National Association	$65,166,666.66	$65,166,666.66	18.619047617%
Address:	Three PNC Plaza 225 Fifth Avenue Pittsburgh, Pennsylvania 15222
Attention:	Tracy J. DeCock, Senior Vice President tracy.decock@pnc.com
Telephone:	(412) 762-9999
Telecopy:	(412) 762-4718
with a copy to:
Name:	PNC Agency Services
Address:	PNC Bank, National Association PNC Firstside Center 500 First Avenue Pittsburgh, Pennsylvania 15219
Attention:	Rini Davis rini.davis@pnc.com
Telephone:	(412) 762-7638
Telecopy:	(412) 762-8672

Name:	Citizens Bank of Pennsylvania	$53,500,000.00	$53,500,000.00	15.285714286%
Address:	525 William Penn Place – 153-2910 Pittsburgh, Pennsylvania 15219-1729
Attention:	Philip R. Medsger, Senior Vice President philip.r.medsger@rbscitizens.com
Telephone:	(412) 867-2384
Telecopy:	(412) 552-6306

Name:	Bank of America, N.A.	$47,666,666.67	$47,666,666.67	13.619047620%
Address:	Four Penn Center, Suite 1100, 1600 JFK Blvd. Philadelphia, PA 19103
Attention:	Joseph E. Flynn, Senior Vice President Joseph.flynn@baml.com
Telephone:	(267) 675-0214
Telecopy:	(212) 909-8551

Lender		Amount of Commitment for Revolving Credit Loans	Commitment	Ratable Share

Name:	Wells Fargo Bank, N.A.	$47,666,666.67	$47,666,666.67	13.619047620%
Address:	444 Liberty Avenue, Suite 1400 Pittsburgh, PA 15222
Attention:	J. Barrett Donovan, Vice President b.donovan@wellsfargo.com
Telephone:	(412) 454-4603
Telecopy:	(412) 454-4609

Name:	Fifth Third Bank	$36,000,000.00	$36,000,000.00	10.285714286%
Address:	707 Grant Street, 20th Floor Pittsburgh, Pennsylvania 15219
Attention:	Michael S. Barnett Michael.Barnett@53.com
Telephone:	(412) 291-5457
Telecopy:	(412) 291-5411

Name:	First Commonwealth Bank	$30,000,000.00	$30,000,000.00	8.571428571%
Address:	Frick Building - Suite 1600 437 Grant Street Pittsburgh, Pennsylvania 15219
Attention:	Joe Hynds JHynds@fcbanking.com
Telephone:	(412) 690-2202
Telecopy:	(412) 690-2206

Name:	The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$23,333,333.33	$23,333,333.33	6.666666666%
Address:	1251 Avenue of the Americas New York, New York 10020-1104
Attention:	Stephen Hall shall@us.mufg.jp
Telephone:	(212) 782-4394
Telecopy:	(212) 782-6445

Name:	First National Bank of Pennsylvania	$23,333,333.33	$23,333,333.33	6.666666666%
Address:	One North Shore, 12 Federal St, Ste. 500 Pittsburgh, Pennsylvania 15212
Attention:	Dennis F. Lennon, Vice President lennon@fnb-corp.com
Telephone:	(412) 395-2042
Telecopy:	(412) 231-3584

Lender		Amount of Commitment for Revolving Credit Loans	Commitment	Ratable Share

Name:	The Huntington National Bank	$11,666,666.67	$11,666,666.67	3.333333333%
Address:	125 South Wacker Dr., Suite 2840 HCCHIL Chicago, Illinois 60606
Attention:	Michael Kiss michael.kiss@huntington.com
Telephone:	(312) 762-2163
Telecopy:	(877) 433-8992

Name:	TriState Capital Bank	$11,666,666.67	$11,666,666.67	3.333333333%
Address:	One Oxford Centre - Suite 2700 Pittsburgh, Pennsylvania 15219
Attention:	Paul J. Oris, Senior Vice President poris@tscbank.com
Telephone:	(412) 304-0344
Telecopy:	(412) 304-0391

TOTAL		$350,000,000.00	$350,000,000.00	100.000000000%

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 2 - Addresses for Notices to Borrower and Guarantors:

ADMINISTRATIVE AGENT

Name:	PNC Bank, National Association
Address:	Three PNC Plaza
225 Fifth Avenue
Pittsburgh, Pennsylvania 15222
Attention:	Tracy J. DeCock, Senior Vice President
tracy.decock@pnc.com
Telephone:	(412) 762-9999
Telecopy:	(412) 762-4718

with a copy to:

Name:	PNC Agency Services
Address:	PNC Bank, National Association
PNC Firstside Center
500 First Avenue
Pittsburgh, Pennsylvania 15219
Attention:	Rini Davis
Telephone:	(412)762-7638
Telecopy:	(412)762-8672

BORROWER:

Name:	Koppers Inc.
Address:	436 Seventh Avenue
Pittsburgh, Pennsylvania 15219
Attention:	Louann E. Tronsberg-Deihle
Telephone:	(412) 227-2472
Telecopy:	(412) 227-2159

GUARANTORS:

Name:	[Name]
c/o Koppers Inc.
Address:	436 Seventh Avenue
Pittsburgh, Pennsylvania 15219
Attention:	Louann E. Tronsberg-Deihle
Telephone:	(412) 227-2472
Telecopy:	(412) 227-2159